SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

PROGREEN PROPERTIES, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

380 North Old Woodward Ave., Suite 226, Birmingham, MI	48009
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 530-0770

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective August 25, 2010, we executed a Standby Equity Purchase Agreement, dated as of August 24, 2010 (the “SEP Agreement”), with LeadDog Capital LP, which provides that, upon the terms and subject to the conditions specified therein, Leaddog Capital LP (referred to in this discussion as the “Investor”), shall invest up to $2,500,000 (the “Commitment Amount”) to purchase the Company’s common stock, $.0001 par value per share (the "common stock”).

Such investments will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made thereunder.

We have agreed to issue to the Investor in connection with the execution of the SEP Agreement a commitment fee of 300,000 shares of our common stock, and have agreed to issue to LeadDog Capital Markets, LLC, an affiliate of Investor, a structuring and due diligence fee of 100,000 shares of common stock.

The following is a summary of certain terms of the SEP Agreement.

Requirement to File Registration Statement

Under the SEP Agreement, we are required to file a registration statement (“Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and to make any required filings under applicable state securities laws to register the shares of the Common Stock to be purchased by the Investor pursuant to the SEP Agreement. We are required to use our best efforts to file the Registration Statement within 60 days of the date the SEP Agreement is executed.

Purchase and Sale of Common Stock under the SEP Agreement

Upon the terms and conditions set forth in the SEP Agreement, the Company may issue and sell to the Investor, and the Investor shall purchase from the Company, up to that number of shares of common stock having an aggregate Purchase Price of  $2,500,000. We will register 10,000,000 shares of our common stock with the Registration Statement we file for the equity line financing under the SEP Agreement.

Delivery of Put Notices

The SEP Agreement is for a term of two years. Our written notice(the “Put Notice”) to the Investor as to the number of shares of common stock we intend to sell to the Investor during a Pricing Period (defined below) is in the form attached to the SEP Agreement.  The amount that we are entitled to put to the Investor (the “Put Amount”) is a maximum of $200,000.  Once the Put Notice is received by the Investor, the Put Notice shall not be terminated, withdrawn or otherwise revoked by us except as set forth in the SEP Agreement.  During the term of the SEP Agreement, we are not be entitled to submit a Put Notice until after the previous closing has been completed. The purchase price for the shares of common stock subject to the Put Notice (the “Purchase Price”) shall be equal to 92% of the market price, which is defined in the SEP Agreement to be equal to the lowest daily Volume Weighted Average Price or “VWAP” of our common Stock during the ten (10) consecutive trading days (the “Pricing Period”) after the date of the Put Notice (the “Put Notice Date”).

Investor’s Obligation to Purchase Our Common Stock

Subject to the conditions set forth in the SEP Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase from us during the related Pricing Period that number of shares of common stock having an aggregate Purchase Price equal to the lesser of (i) the Put Amount set forth in the Put Notice, and (ii) 10% of the aggregate trading volume during the applicable Pricing Period (but excluding block trades of 10,000 shares or more) multiplied by the Purchase Price.

Minimum Acceptable Price

The Investor has agreed not to sell any shares of common stock below the share price chosen by us in our sole and absolute discretion and set forth in the Put Notice (the “Minimum Acceptable Price”) on any trading day of the applicable Pricing Period.  In the event that the Purchase Price is less than the Minimum Acceptable Price for any trading day during a Pricing Period, then in such event the VWAP on that trading day shall not be counted toward the Purchase Price calculation and the trading volume on that trading day shall not be counted toward Investor’s purchase obligation for the related Put Notice.

Mechanics of Purchase of Shares by Investor

Each closing of the purchase by the Investor of shares of our common stock(a "Closing") shall occur on the date which is eleven trading days following the Put Notice Date (the "Closing Date").  On or prior to each Closing Date, (i) the Company shall cause the Transfer Agent to electronically transmit the shares of common stock by crediting the account of Investor’s broker with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Investor of such delivery and (ii) the Investor shall deliver to the Company the Purchase Price to be paid for such shares (after receipt of confirmation of delivery of such shares).

Limitation on Investor's Obligation to Purchase Our Common Stock

In no event is the Investor required to purchase, and we shall not sell to the Investor, that number of shares of common stock, which when added to the sum of the number of shares beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended (the “Exchange Act”)), by the Investor, would exceed 4.99% of the number of shares or our common stock outstanding on the Put Notice Date for such Pricing Period, as determined in accordance with Rule 13d-1(j) under the Exchange Act. Each Put Notice is required to include a representation of the Company as to the number of shares of common stock outstanding on the related Put Notice Date as determined in accordance with Section 13(d) of the Exchange Act.

Valuation Events

We have agreed not to take any of the following actions constituting a "Valuation Event" at any time during a Pricing Period. Valuation Event means one of the following events where the Company takes any of the following actions:

(i)	subdivides or combines its common stock;
(ii)	pays a dividend in common stock or makes any other purchase of its common stock, except for dividends paid with respect to any preferred stock;
(iii)
issues any options or other rights to subscribe for or purchase Common Stock and the price per share for which common stock may at any time thereafter be issuable pursuant to such options or other rights shall be less than the VWAP for each of the five (5)Trading Days immediately prior to such issuance;

(iv)
 issues any securities convertible into or exchangeable for common stock and the consideration per share for which shares of common stock may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the VWAP for each of the five (5) Trading Days immediately prior to such issuance; or

(v)
issues shares of common stock otherwise than as provided in the foregoing subsections (i) through (iv), at a price per share less, or for other consideration lower, than the VWAP for each of the five (5) trading days immediately prior to such issuance, or without consideration.

Suspension of Right to Make a Put

The Company is required promptly to notify the Investor upon the occurrence of any of the following events (“Registration Events”) in respect of a Registration Statement or related prospectus in respect of an offering of the shares of common stock purchased from us by the Investor: (i) receipt of any comments or a request for additional information by the Securities and Exchange Commission (“SEC”) or any other federal or state governmental authority either prior to or  during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the registered shares of common stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) our reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and we shall promptly make available to Investor any such supplement or amendment to the related prospectus. We shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events; provided, that, the filing by us of a supplement to the prospectus under Rule 424(b)(3) shall not be deemed a Registration Event.

Delisting; Suspension

If at any time during the term of the SEP Agreement or within thirty (30) calendar days after the end of the term, (i) the Registration Statement, after it has been declared effective, shall not remain effective and available for sale of all the registered common stock, (ii) the common stock shall not be listed on its principal market or shall have been suspended from trading thereon (excluding suspensions of not more than one trading day resulting from business announcements by the Company) or the Company shall have been notified of any pending or threatened proceeding or other action to delist or suspend the common stock, (iii) there shall have occurred a Major Transaction (defined to include the consolidation, merger or other business combination of the Company with or into another entity, the sale or transfer of all or substantially all of the Company's assets, or the consummation of a purchase, tender or exchange offer made to, and accepted by, the holders of more than 30% of the economic interest in, or the combined voting power of all classes of voting stock of, the Company) or the public announcement of a pending Major Transaction which has not been abandoned or terminated, or (iv) the Registration Statement is no longer effective or stale for a period of more than five (5) Trading Days as a result of the Company to timely file its financials, then in such event, the Company is required to repurchase within thirty (30) calendar days (the “Repurchase Date”) of the occurrence of one of the events listed in clauses (i), (ii), (iii) or (iv) above (each a “Repurchase Event”) and subject to the limitations imposed by applicable federal and state law, all or any part of the shares of common stock issued to the Investor within the five trading days preceding the occurrence of the Repurchase Event and then held by the Investor at a price per share equal to the highest Volume Weighted Average Price during the Repurchase Date (the "Payment Amount"). If the Company fails to pay to the Investor the full aggregate Payment Amount by the Repurchase Date, the Company shall pay to the Investor, on the first trading day following the Repurchase Date, in addition to and not in lieu of the Payment Amount payable by the Company to the Investor, interest in an amount equal to 12% per annum on the Payment Amount then due and payable to the Investor, beginning on the Repayment Date and continuing for such period during which such Payment Amount, or any portion thereof, is outstanding.

Reimbursement of Investor

If (i) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by SEP Agreement, or if the Investor is impleaded in any such action, proceeding or investigation by any person, or (ii) the Investor, other than by reason of its gross negligence or willful misconduct or by reason of its trading of our common stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the SEP Agreement, or if Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, we will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred.

Cover

If the number of shares of common stock represented by any Put Notices become restricted or are no longer freely trading for any reason, and after the applicable closing date, the Investor purchases, in an open market transaction or otherwise, our common stock (the “Covering Shares”) in order to make delivery in satisfaction of a sale of common stock by the Investor (the “Sold Shares”), which delivery the Investor anticipated to make using the shares represented by the Put Notice  (a “Buy-In”), the Company shall pay to the Investor the Buy-In Adjustment Amount.  The “Buy-In Adjustment Amount” is defined under the SEP Agreement as the amount equal to the excess, if any, of (a) the Investor’s total purchase price (including brokerage commissions, if any) for the Covering Shares over (b) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Sold Shares.  The Company is required to pay the Buy-In Adjustment Amount to the Investor in immediately available funds immediately upon demand by the Investor.

Conditions to Investor’s Obligation to Purchase Our Common Stock

Notwithstanding anything to the contrary in the SEP Agreement, we are not  entitled to deliver a Put Notice and the Investor is not obligated to purchase any shares of our common stock unless each of the following conditions are satisfied:

a.          the Company shall have complied with its obligations and is otherwise not in breach of a material provision, or in default under, the SEP Agreement;

b.          no injunction shall have been issued, or action commenced by a governmental authority, prohibiting the purchase or the issuance of the common stock;

c.          The common stock shall be authorized for quotation on the principal market in which the stock trades, and trading in the common stock shall not have been suspended by such principal market or the SEC, at any time beginning on the date of execution of the SEP Agreement and through and including the applicable closing date;

d.          The representations and warranties of the Company in the SEP Agreement shall be true and correct as of the date when made and as of the applicable closing date as though made at that time (with certain exceptions) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or before such closing date.

e.          No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the SEP Agreement;

f.           The Registration Statement covering the shares of common stock issued as a commitment fee and the shares being sold to the Investor pursuant to a Put Notice is effective on each Closing Date and no stop order suspending the effectiveness of the Registration Statement is in effect or shall be pending or threatened. Furthermore, on each Closing Date (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus exists;

g.          At the time of each closing, the Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or which would require public disclosure or an update supplement to the prospectus;

h.          There shall have been no filing of a petition in bankruptcy, either voluntarily or involuntarily, with respect to the Company and there shall not have been commenced any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, and there shall have been no calling of a meeting of creditors of the Company or appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for, with or without the consent or acquiescence of the Company; and

i.           The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by the SEP Agreement as the Investor or its counsel may reasonably request upon reasonable advance notice.

If any of the events described above occurs during a Pricing Period or at any time on or before the delivery of the common stock to the Investor covered by that Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of our common stock set forth in the applicable Put Notice and if such an event occurs after the delivery of the common stock and before the Investor has sold such common stock then the Company shall be required to repurchase that number of shares still held by the Investor at the same price paid by the Investor for such purchase.

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.9	Standby Equity Purchase Agreement, dated August 24, 2010, between the Company and LeadDog Capital LP.

SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

PROGREEN PROPERTIES, INC.

Dated: August 26, 2010	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer